Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2012 Second Quarter Update Parrot’s Landing, North Lauderdale, FL

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: no trading market for the Shares exists and the Company can provide no assurance that one will ever develop; possible delays in locating suitable investments; the Company’s potential inability to invest in a diverse portfolio; investments in foreign properties are susceptible to currency exchange rate fluctuations, adverse political developments, and changes in foreign laws; adverse market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which the Company’s properties are located; the availability of credit generally, and any failure to refinance or extend the Company’s debt as it comes due or a failure to satisfy the conditions and requirements of that debt; future increases in interest rates; the Company’s ability to raise capital in the future by issuing additional equity or debt securities, selling its assets or otherwise; payment of distributions from sources other than cash flows from operating activities; the Company’s obligation to pay substantial fees to the advisor and its affiliates; the Company’s ability to retain its executive officers and other key personnel of the advisor, its property manager and their affiliates; conflicts of interest arising out of the Company’s relationships with the advisor and its affiliates; unfavorable changes in laws or regulations impacting the Company’s business or our assets; and factors that could affect the Company’s ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Portfolio Updates Questions River Club and Townhomes at River Club, Athens, GA

We remain concerned about domestic and global economies U.S. Q2 GDP increased 1.5%, compared with 2.0% increase in Q1 U.S. employment picture is weak Q2 monthly job creation slowed compared with Q1 July unemployment rate ticked up to 8.3% U6 unemployment rate at 15%, 12.8 million people unemployed Continuing uncertainties in Europe On the other hand: U.S. Leading Indicators increased 0.4% in July, compared with 0.4% decrease in June U.S. Retail Sales increased 0.8% in July, after three consecutive months of declines Economic Overview Arbors Harbor Town, Memphis, TN

Noteworthy Items Alte Jakobstrasse (AJS), Berlin, Ger. Active acquisition pipeline Focus on stabilizing existing portfolio Will continue to evaluate opportunities to sell selected assets CMG’s tender offer was a failure According to CMG, only 2 shareholders tendered, totaling only 2,240 shares

Financial Review Selected balance sheet items Cash and equivalents $69.3 million Total assets $417 million Total liabilities $236 million N/P $223 million Debt repayments Interchange: $2.7 million 1875 Lawrence: $5.9 million These repayments reduce yearly interest expense by more than $500,000 Florida MOB, South Florida

Portfolio Debt Notes Payable as of Interest Maturity Percentage Description June 30, 2012 Dec. 31, 2011 Rate Date of Total 1875 Lawrence $ 20,972 $ 21,016 30-day LIBOR + 2.5% (1)(2) 12/31/12 9.4% Interchange Business Center 16,919 19,619 30-day LIBOR + 5% (1)(3) 12/01/13 7.6% Holstenplatz 9,844 10,084 3.887% 04/30/15 4.4% Courtyard Kauai at Coconut Beach Hotel 38,000 38,000 30-day LIBOR + .95% (1) 11/09/15 17.0% Alte Jakobstrasse 6,917 - 2.30% 12/30/15 3.1% Florida MOB Portfolio - Palmetto Building 6,150 6,222 4.55% 01/01/16 2.8% Florida MOB Portfolio - Victor Farris Building 12,397 12,542 4.55% 01/01/16 5.6% Palms of Monterrey - 19,700 30-day LIBOR + 3.35% (4) 07/01/17 0.0% Parrot's Landing 28,764 29,013 4.23% 10/01/17 12.9% Florida MOB Portfolio - Gardens Medical Pavilion 14,551 14,713 4.90% 01/01/18 6.5% River Club and the Townhomes at River Club 25,200 25,200 5.26% 05/01/18 11.3% Babcock Self Storage 2,245 2,265 5.80% 08/30/18 1.0% Arbors Harbor Town 26,000 26,000 3.985% 01/01/19 11.6% Lakes of Margate 15,284 15,383 5.49% and 5.92% 01/01/20 6.8% $ 223,198 $ 239,757 100.0% (1) 30-day LIBOR was 0.25% at June 30, 2012. (2) The loan has a minimum interest rate of 6.25%. (3) The 30-day LIBOR rate is set at a minimum value of 2.5%. (4) The loan has a maximum interest rate of 7%.

Financial Review Funds From Operations (FFO) 3 months: $(0.03) per share 6 months: $(0.06) per share Capital investment $6 million during the first six months of 2012 Note: For a reconciliation of net income to FFO, please refer to the REIT’s Current Report on Form 8-K filed on August 22, 2012 with the SEC. Florida MOB, South Florida Courtyard by Marriott at Coconut Beach, Kauai, HI

Portfolio Updates Parrot’s Landing – North Lauderdale, Florida Selected a buyer Negotiating a purchase and sale agreement Optimistic on closing sale prior to year end Parrot’s Landing, North Lauderdale, FL

Portfolio Updates 1875 Lawrence – Denver, Colorado High bidder unable to obtain financing Plan to hold building and refinance $15 million of debt due in December 2012 Plan to remarket in 2013 Changing leasing and property management 1875 Lawrence, Denver, CO

Portfolio Updates Interchange Business Center – San Bernardino, California Negotiating a purchase and sale agreement with potential buyer for one building Plan to lease and/or sell remaining three buildings Interchange Business Center, San Bernardino, CA

Portfolio Updates Courtyard by Marriott at Coconut Beach Hotel – Kauai, Hawaii Has not reached underwriting expectations Renovations are complete Year-over-year improvement in revenues Evaluating all operations to better achieve short-term and long-term goals Courtyard by Marriott at Coconut Beach, Kauai, HI

Portfolio Updates Holstenplatz – Hamburg, Germany 100% leased Completing build-out for new tenant Evaluating possible sale Holstenplatz, Hamburg, Ger.

Portfolio Updates Arbors Harbor Town – Memphis, Tennessee $2.8 million improvement project Occupancy has dipped during renovations, but still above 90% Plan to increase asking rents as opportunities present Arbors Harbor Town, Memphis, TN

Portfolio Updates Lakes of Margate – Margate, Florida 1/3 complete on $2.8 million renovation project Leasing has slowed during renovation, but occupancy is still at 92% We plan to increase rents on newly renovated units Lakes of Margate, Margate, FL

Portfolio Updates River Club and Townhomes at River Club – University of Georgia Pre-leasing for 2012-13 school year: Apartments: 78% Townhomes: 61% Athens market: 88% Working to boost occupancy Marketing focus Maintaining leasing incentives Re-evaluating marketing and pricing strategies Considering additional property upgrades River Club and Townhomes at River Club, Athens, GA

Strategy Review 1875 Lawrence Acquisition targets: Value-added characteristics Existing cash flow Opportunities to grow Require repositioning, reinvestment, or redevelopment Attractive current income and capital appreciation components Window for acquisitions is approx. 12 to 18 months Class B and B+ multifamily, below replacement cost, need modest capital improvements Student housing Other value-add real estate opportunities with existing cash flow Will continue to evaluate opportunities to sell selected assets

Questions? Please e-mail questions to: bhreit@behringerharvard.com

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